UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 15, 2010

PRESTIGE BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32433 (Commission File Number)	20-1297589 (IRS Employer Identification No.)

90 North Broadway, Irvington, New York 10533
 (Address of Principal Executive Offices)

(914) 524-6810
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.  Entry into a Material Definitive Agreement.

On December 15, 2010, Prestige Brands Holdings, Inc. (the “Company”) entered into a definitive asset purchase agreement (the "Agreement") by and between McNeil-PPC, Inc. (the “Seller”) and the Company, pursuant to which the Company agreed to acquire certain assets comprising the Seller's Dramamine® business in the United States, including the Dramamine® trademark in the United States and inventory with a targeted value of $700,000.  The purchase price to be paid by the Company is $76.0 million in cash, subject to a post-closing inventory adjustment.  The Agreement contains customary representations and warranties as well as indemnification provisions which, except in limited circumstances, survive for one year from the closing date and are capped at $10.0 million.

Closing of the transaction is subject to customary closing conditions, including receipt of regulatory clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.  The parties expect to close the transaction within the next thirty (30) days.  Following the closing of the transaction, the Seller will supply the Company with Dramamine® products for a short transition period.

This summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Agreement that is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 7.01. Regulation FD Disclosure.

On December 16, 2010, the Company issued a press release announcing that it had signed the Agreement, as described in Item 1.01 of this Current Report on Form 8-K.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under either the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

See Exhibit Index immediately following the signature page to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTIGE BRANDS HOLDINGS, INC.

Date: December 17, 2010

	By:	/s/ Eric S. Klee
Name: Eric S. Klee
Title: Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated as of December 15, 2010, by and between McNeil-PPC, Inc. and Prestige Brands Holdings, Inc.

99.1	Press Release dated December 16, 2010